UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 14, 2013

CFS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

INDIANA
(State or Other Jurisdiction of Incorporation)

000-24611	35-2042093
(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

(219) 836-5500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

(a), (b).  The 2013 Annual Meeting of Shareholders (the Annual Meeting) of CFS Bancorp, Inc. (the Company) was held on May 14, 2013.  The final number of votes cast with respect to each matter voted on at the Annual Meeting is as follows:

1.  The following individuals were elected as a Class II Director to hold office for a three-year term expiring in 2016 and until their successors are elected and qualified, each by the following vote:

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
John W. Palmer	6,275,987	1,084,723	2,194,525
Daryl D. Pomranke	6,512,271	848,439	2,194,525

2.  The ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
9,497,807	41,525	15,903

3.  An advisory (non-binding) vote to approve the Company’s 2012 named executive officer compensation (say-on-pay).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,412,491	338,170	610,049	2,194,525

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CFS BANCORP, INC.

Date: May 14, 2013	By:	/s/ Joyce M. Fabisiak
Joyce M. Fabisiak
Vice-President